Rule 497(d)

                                     FT 2241

                   REIT Growth & Income Plus 5 Year, Series 3

              Supplement to the Prospectus Dated November 25, 2009

         Notwithstanding anything to the contrary in the prospectus, the initial offering period for the Trust is expected to be approximately twelve months from the Trust's Initial Date of Deposit. If you purchase Units of the Trust after the first deferred sales charge has been assessed, your maximum sales charge will consist of an initial sales charge and the amount of any remaining deferred sales charge as described under "Public Offering - Monthly Deferred Sales Charge."

March 31, 2010